PURCHASE OF CORPORATION
                             THROUGH STOCK PURCHASES

      THIS STOCK PURCHASE AGREEMENT, made and entered into this 28th day of September, 1997, by and between Thomas W. Gray, Sidney A. Crawley, Alan Kleinmaier and Nick Tricarico, all of the Shareholders of KCK Corporation (hereinafter collectively called "Sellers" and each hereinafter called "Seller"), and Starlog Franchise Corporation, a corporation duly organized and existing under and by virtue of the laws of the State of New Jersey (hereinafter called "Purchaser");

                                   WITNESSETH:

      WHEREAS, Sellers are the owners of all of the issued and outstanding shares of KCK Corporation, a North Carolina corporation (hereinafter called "the Company"); and

      WHEREAS, Sellers desire to sell and transfer to Purchaser, and Purchaser desires to purchase and receive from Sellers, shares of common stock of the Companies referred to herein for the consideration and upon the terms and conditions hereinafter set forth;

      NOW  THEREFORE,   for  and  in  consideration  of  the  mutual  agreements
hereinafter set forth, the parties hereto agree as follows:

      Section 1. Sale of Stock.

      Upon and subject to the terms and subject to the conditions set forth in this Agreement, each Seller hereby agrees to sell to Purchaser on the closing date, free and clear of all liens, pledges and encumbrances of every kind, character and description whatsoever, and Purchaser agrees to purchase from each Seller on the said date the number of shares of common stock of the Company set opposite their respective names below, to-wit:

Name of                                                       Number of Shares
Seller                                                      of Common Stock Of
------                                                      ------------------
Thomas W. Gray                                                             300
Sidney A. Crawley, Trustee                                                 400
Alan R. Kleinmaier                                                         200
Nick Tricarico                                                             100

TOTAL SHARES                                                             1,000

      Section 2. Closing Date.

      2.1 The sale and purchase provided for in this Agreement shall be consummated at a closing to be held at the offices of Purchaser in Tampa, Florida at 10:00 o'clock A.M., E.S.T., on the 1st day of October, 1997, or at such other place, time and date as the parties hereto shall mutually agree upon. The date and event of such sale and purchase are, respectively, hererinafter referred to as the "Closing Date" and the "Closing."

      2.2 On the Closing Date, Sellers shall deliver to Purchaser certificates evidencing and representing all of the issued and outstanding capital stock of the Company, all of which is being sold hereunder, duly endorsed in blank or accompanied by stock powers duly executed in blank in proper form for transfer.

      Section 3. Consideration.

      3.1 The consideration to be paid by purchaser to each Seller shall be $.01 Dollar for each share of the issued and outstanding capital stock of KCK Corporation (for a total cash purchase price of $10.00 Dollars), the stock warrants described in paragraph 12.8, and the other convenants set forth in this Agreement. Such purchase price shall be paid to each Seller at closing.

      Section 4. Transfer of Stock.

      4.1 Sellers agree to cause the stock of KCK Corporation being sold hereunder to be immediately transferred to and reissued in the name of Purchaser.


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

      4.2 At the Closing, Sellers shall cause to be delivered to Purchaser written resignations of all of the directors and officers of the Companies. Sellers agree to cause meetings of the Board of Directors of the Companies to be held upon due notice thereof or waiver thereof on the Closing Date, at which the resignation of the respective officers and directors of the Companies shall be accepted effective immediately and the vacancies created by such resignations thereupon shall be filled by the persons designated by Purchaser.

      Section 5. Access to Properties and Records of the Companies.

      Sellers have previously allowed the officers, attorneys, accountants, and other authorized representatives of Purchaser, free and full access to the stores, properties, books, and records of the Company in order that Purchaser may have full opportunity to make such investigation as it shall desire to make of the affairs of the Company. Purchaser has not conducted an audit, valued inventory or reviewed the accounts receivable.

      Section 6. Representations as to Stocks.

      Sellers jointly and severally represent and warrant to Purchaser that as of the date hereof they are and on the Closing Date they will be, the owner of the number of shares of common stock of the Company set opposite their name in
Section 1 hereof, and have good and marketable title thereto and the absolute right to sell, assign, and transfer the same to Purchaser free and clear of all liens, pledges, and encumbrances of any kind.

      Section  7.   Representations   and   Warranties  of  Sellers  as  to  KCK
Corporation.

      Sellers, jointly and severally, represent and warrant to Purchaser that:

      7.1 KCK Corporation is a corporation duly organized and existing in good standing under the laws of the State of North Carolina. The Company has the corporate power to own their properties and assets and to carry on their business as now being conducted.


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

      7.2 The Company has no subsidiaries.

      7.3 Attached hereto, marked Exhibit A, and hereby made a part hereof, are the balance sheets of the Company as of September 3, 1997, and income statements for the period ending on such date (hereinafter collectively called the "Financial Statements"). To the best of the knowledge of Sellers, the Financial Statements present fairly the financial condition of the Company as of the date thereof and the results of operations for the periods covered thereby, provided however, it is acknowledged that the "Notes Payable-FUNB" is actually a shareholder loan due Sidney A. Crawley, and that the "Other Notes Payable" is actually shareholder loans from Thomas W. Gray and Sidney A. Crawley which have a current balance of approximately $590,000. To the extent it is determined that the shareholder loans and accrued interest from Thomas W. Gray and Sidney A. Crowley is greater than $590,000, the shareholder loans shall be adjusted upward to no more than $600,000. Therefore, the unsecured shareholder loans will be no more than $235,000 following conformance with paragraph 12.3 of this Agreement. If it is determined that the shareholder loans and accrued interest is less than $590,000, the unsecured shareholder loan will be reduced downward from $225,000 following conformance with paragraph 12.3 of this Agreement to reflect the actual balance of the shareholder loans.

      7.4 There are no loans or other obligations payable to officers, directors, employees or stockholders of the Company, except salaries and reimbursements of expenses incurred and accrued in the ordinary course of business, and except as disclosed in the Financial Statements.

      7.5 Other than as indicated in the Financial Statements and the exhibits attached hereto, the Company has not, and from the date hereof to and including the Closing Date the Company will not have


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

      (1) issued, authorized the issuance of, or sold or granted any option, warrant, or right to purchase any of its stock, bonds, or other corporate securities;

      (2) incurred any obligation or liability, whether absolute or contingent, except in the ordinary course of business;

      (3) discharged or satisfied any lien or encumbrance or paid any obligation or liability, whether absolute or contingent, other than in the ordinary course of business;


      Section 8. Representations and Warranties of Purchaser.

      Purchaser represents and warrants unto Sellers that:

      8.1 Purchaser is a corporation duly organized and existing and in good standing under the laws of the State of New Jersey.

      8.2 Purchaser has full power, in accordance with law, to execute and perform this Agreement, and such execution and performance does not conflict with any charter or by-law provision of Purchaser. The Board of Directors of Purchaser has authorized, or before the Closing will have authorized, this Agreement, the transactions contemplated herein, and the execution and delivery hereof by Purchaser.

      Section 9. Survival of Representations and Warranties.

      The  representations  and warranties set forth in Section 6, Section 7 and
Section 8 hereof shall survive the Closing Date and shall not be affected by any investigation, verification, or approval by any party hereto or by any one on behalf of any of such parties.

      Section 10. Conditions to Obligations of Purchaser.

      The obligations of Purchaser under this Agreement are, at the option of Purchaser, subject to the condition that, at or prior to the Closing Date:


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

      10.1 This Agreement shall have been signed by Sellers obligating and committing Sellers to sell to Purchaser all of the issued and outstanding stock of the Company, and all of Sellers shall at Closing on the Closing Date deliver to Purchaser all of the shares of common stock of the Company to be sold by them and all of Sellers shall in addition fully comply with the terms and provisions hereof, it being understood and agreed that the obligation of Purchaser to purchase shares of stock of the Company is conditioned upon performance hereunder by all of Sellers.

      10.2 All of the terms, covenants, and conditions of this Agreement to be complied with or performed by Sellers at or before the Closing Date shall have been duly complied with and performed.

      10.3 The representations and warranties of Sellers hereof shall be true on and as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of the Closing Date. The provisions of this subparagraph 10.3 shall be self-executing and each Seller, by having closed the sale of his stock hereunder, shall be deemed conclusively to have certified at Closing that all such representations and warranties were true on and as of the Closing Date.

      10.4 The business, properties, and operations of KCK Corporation shall not have been materially adversely affected as a result of any fire, accident, or other casualty or any Act of God or the public enemy unless they shall have been protected by insurance and the resultant loss shall be fully covered by such insurance.

      10.5 There shall have been no changes in the business, properties, operations, or financial condition of the Companies since the date of the Financial Statements, other than changes in the ordinary course of business which do not have a materially adverse affect on the value of the Company's business.


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

      10.6 The usable merchandise inventory of the Companies as set forth in the Financial Statements shall have been inspected by Purchaser or Purchaser's agents and such inventory shall have been accepted by Purchaser, which acceptance shall not be unreasonably withheld.

      10.9 All legal proceedings in connection with the consummation of the transactions contemplated by this Agreement, including the forms of all documents of transfer and assignment, other documents, legal matters, opinions, and procedure in connection therewith, shall have been approved in form and substance by counsel for Purchaser, which approval shall not be unreasonably withheld.

      Section 11. Conditions to Obligations of Sellers.

      The obligations of Sellers under this Agreement are, as the option of Sellers, subject to the condition that, at or before the Closing Date, all the terms, conditions, and covenants of this Agreement to be complied with and performed by Purchaser at or before the Closing Date shall have been duly complied with and performed.

      Section 12. Additional Provisions.

      The parties further agree to the following provisions which shall be deemed inducements and additional consideration for the execution of this
Agreement:

      12.1 Purchaser agrees to loan the Company an amount for operating expenses, subject to any required approval from the Bankruptcy Court. Thomas W. Gray and Sidney A. Crawley agree to subordinate their secured shareholder loan to this new loan up to an amount of $350,000. Written confirmation of such loan shall be provided to Thomas W. Gray and Sidney A. Crawley.

      12.2 Thomas W. Gray and Sidney A. Crawley agree to exchange approximately $240,000 of their secured debt for a KCK receivable due Broadway Squeeze, Inc. in the amount of approximately $240,000, subject to Bankruptcy Court approval.

      12.3 The parties agree that Thomas W. Gray and Sidney A. Crawley shall have a secured claim in the bankruptcy proceeding of $125,000, and an unsecured claim of approximately $225,000. The secured loan to Thomas W. Gray and Sidney
A. Crawley shall be paid by KCK commencing November 1, 1997 with interest at ten percent per annum, amortized over a sixty month period with the remaining unpaid balance of principal and interest due October 1, 2002. Payment shall be made each month in the amount of $2,655.89.

      12.4 All parties agree to vote in favor of a bankruptcy plan of reorganization that adopts the provisions of this Agreement, and agree not to contest the valuations and interests as described in this Agreement.

      12.5 Starlog agrees that in the event of a sale of substantially all of the assets of KCK Corporation, Starlog will pay in full the then current balance due all secured creditors.

      12.6 Starlog shall commence management of the retail stores of KCK Corporation upon execution of this Agreement.

      12.7 Johnson County Bank and Nations Bank will remain secured creditors and retain priority of their liens against the assets of KCK Corporation. Starlog will cause the Company as soon as practicable following closing to commence adequate protection payments to Johnson County Bank and Nations Bank. Starlog agrees to cause the Company to to refinance the Johnson County and Nations Banks loans prior to October 1, 2000. If both such loans have not been refinanced on that date, the Company shall pay to the loan guarantors a penalty provision in an amount $100 per day until refinancing has occured.

      12.8 Starlog shall issue stock warrants upon the following terms and conditions:

      100,000 warrants to Nick Tricarico at $.50 each to be exercised within two years; and


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

      200,000 warrants to Thomas W. Gray and 200,000 warrants to Sidney A. Crawley to be exercised at $.25 each if exercised within one year of closing or at $.40 each if exercised within two years of closing. All such warrants shall expire at the end of two years from the date of closing. Starlog agrees to register the warrants issued pursuant to this agreement in the same manner as all other stock, securities and warrants being registered by Starlog under any Federal and State securities registration provisions.

      Section 13. Miscellaneous.

      13.1 Sellers and Purchasers, at any time and from time to time after the Closing Date, upon request of the other, will do, execute, acknowledge, and deliver all such further acts, deeds, assignments, transfers, conveyances, powers of attorney, and assurances as may be required to convey and transfer to and vest in Purchaser and to protect the right, title, and interest in and enjoyment of, the common stock of the Company intended to be assigned, transferred, and conveyed pursuant to this Agreement.

      13.2 Subject to the terms and conditions hereof, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      13.3 Any notice, request, instruction, or other document to be given hereunder to any party shall be in writing delivered personally or sent by Registered Mail or Certified United States Air Mail, postage prepaid, or telegram, as follows:

           If to any of Sellers: % Thomas W. Gray
                                 9829 Lee Circle


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

                                 Leawood, Kansas 66206

           If to Purchaser: % President
                            Starlog Franchise Corporation
                            945 Brighton Street
                            Union, New Jersey 07083

Any party may change its address for purposes of this paragraph by giving notice of such change of address to the other party in the manner herein provided for giving notice.

      13.4 This instrument contains the entire agreement between the parties hereto with respect to the transaction contemplated hereby and shall not be changed or terminated except by written amendment signed by the parties hereto.

      13.5 This Agreement is declared to have been made under the laws of the State of North Carolina.

      13.6 This Agreement may be executed in a number of counterparts by facsimile by different Sellers and Purchaser and all of such counterparts executed by Purchaser and by such Sellers, together, shall constitute one and the same agreement, and it shall not be necessary for Purchaser and all of Sellers to execute the same counterpart hereof. Fax transmissions, with receipt for sending shall be deemed originals.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       SELLERS:

                                       Signatures of the Parties:


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

                                               /s/ Thomas W. Gray
                                               ---------------------------------
                                                   Thomas W. Gray

                                               /s/ Sidney A. Crawley
                                               ---------------------------------
                                                   Sidney A. Crawley

                                               /s/ Alan R. Kleinmaier
                                               ---------------------------------
                                                   Alan R. Kleinmaier


                                               ---------------------------------
                                                   Nick Tricarico

                                               PURCHASER:

ATTEST:                                        Starlog Franchise Corporation

[ILLEGIBLE]                                    By /s/ Jack Fitzgerald
------------------------------                   -------------------------------
SECRETARY                                      Title: President
                                                     ---------------------------
(Corporate Seal)


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